INTEREST AND OTHER FINANCE COSTS	12 Months Ended
Dec. 31, 2018
INTEREST AND OTHER FINANCE COSTS
INTEREST AND OTHER FINANCE COSTS

4 INTEREST AND OTHER FINANCE COSTS

4.1 Interest income/(expense)

	2018	2017	2016
	$ million	$ million	$ million
Interest income	8	6	6
Interest expense:
Bank borrowings	(11)	(11)	(9)
Private placement notes	(38)	(38)	(37)
Other	(10)	(8)	(6)
	(59)	(57)	(52)
Net interest expense	(51)	(51)	(46)

4.2 Other finance costs

		2018	2017	2016
	Notes	$ million	$ million	$ million
Retirement benefit net interest expense	18	(3)	(5)	(7)
Unwinding of discount		(9)	(5)	(9)
Other		(8)	—	–
Other finance costs		(20)	(10)	(16)

Foreign exchange gains or losses arose primarily on the translation of intercompany and third party borrowings and amounted to a net $11m gain in 2018 (2017: net $25m loss, 2016: net $22m gain). These amounts were matched by the fair value gains or losses on currency swaps held to manage this currency risk.